UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2006.

BA MASTER CREDIT CARD TRUST II

(Issuing entity of the Collateral Certificate)

BA CREDIT CARD TRUST

(Issuing entity of the BAseries Class A, Class B, and Class C notes)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Sponsor and Depositor)

(Exact name of registrant as specified in its charter)

Delaware	333-131358, 333-131358-01 and 333-131358-02	51-0331454
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Number)

Wilmington, DE	19884-0781
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other Events.

On August 22, 2006, the BA Credit Card Trust issued its BAseries Class B(2006-3) Notes.

On August 22, 2006, Richards, Layton & Finger, P.A. delivered its legality opinion with respect to the BA Credit Card Trust, BAseries Class B(2006-3) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1, 5.1 and 23.1:

4.1	Class B(2006-3) Terms Document, dated as of August 22, 2006.

5.1	Legality opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIA CARD SERVICES, NATIONAL ASSOCIATION, Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

By:	/s/ Scott W. McCarthy
Name:	Scott W. McCarthy
Title:	Senior Vice President

August 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Class B(2006-3) Terms Document, dated as of August 22, 2006.

5.1	Legality opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).